SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.   )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                        Guaranty Federal Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                [LETTERHEAD OF GUARANTY FEDERAL BANCSHARES, INC.]










June 16, 1998


Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Guaranty Federal Bancshares, Inc. (the "Company"), I cordially invite you to attend a Special Meeting of Stockholders to be held at the Company's corporate office at 1341 West Battlefield, Springfield, Missouri, on Wednesday, July 22, 1998, at 5:00 p.m. The attached Notice of Special Meeting and Proxy Statement describe the formal business to be transacted at the Special Meeting.

         The Board of Directors of the Company has determined that the matters to be considered at the Special Meeting, described in the accompanying Notice of Special Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.
This will not prevent you from voting in person at the Special Meeting, but will assure that your vote is counted if you are unable to attend the Special Meeting. YOUR VOTE IS VERY IMPORTANT.

                                              Sincerely,

                                              /s/James E. Haseltine
                                              ----------------------------------
                                              James E. Haseltine
                                              President

--------------------------------------------------------------------------------
                        GUARANTY FEDERAL BANCSHARES, INC.
                              1341 WEST BATTLEFIELD
                           SPRINGFIELD, MISSOURI 65807
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           To be Held on July 22, 1998
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of Guaranty Federal Bancshares, Inc. (the "Company"), will be held at the Company's corporate office at 1341 West Battlefield, Springfield, Missouri, on Wednesday, July 22, 1998, at 5:00 p.m.

The Meeting is for the purpose of considering and acting upon the following matters:

          1. The approval of the Guaranty Federal Bancshares, Inc. 1998 Stock Option Plan (the "Option Plan"); and

          2. The approval of the Guaranty Federal Savings Bank Restricted Stock Plan (the "Restricted Stock Plan").

         The transaction of such other business as may properly come before the Meeting or any adjournments thereof may also be acted upon. If necessary, the Meeting will be adjourned to solicit additional proxies with respect to approval of the Option Plan and the Restricted Stock Plan. The Board of Directors is not aware of any other business to come before the Meeting.

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on June 5, 1998, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/E. Lorene Thomas
                                              ----------------------------------
                                              E. Lorene Thomas
                                              Secretary
Springfield, Missouri
June 16, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                        GUARANTY FEDERAL BANCSHARES, INC.
                              1341 WEST BATTLEFIELD
                           SPRINGFIELD, MISSOURI 65807
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SPECIAL MEETING OF STOCKHOLDERS
                                  July 22, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Guaranty Federal Bancshares, Inc. (the "Company") to be used at a Special Meeting of Stockholders of the Company which will be held at the Company's corporate office at 1341 West Battlefield, Springfield, Missouri, on July 22, 1998, 5:00 p.m. local time (the "Meeting"). The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about June 16, 1998. The Company is the parent holding company of Guaranty Federal Savings Bank (the "Bank"). The Company was formed as a Delaware corporation in September 1997 at the direction of the Bank to acquire all of the outstanding stock of the Bank issued in connection with the completion of the Bank's mutual-to-stock conversion on December 30, 1997 (the "Conversion").

         At the Meeting, stockholders will consider and vote upon (1) the approval of the Guaranty Federal Bancshares, Inc. 1998 Stock Option Plan (the "Option Plan"), and (2) the approval of the Guaranty Federal Savings Bank Restricted Stock Plan (the "Restricted Stock Plan"). The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

         The approval of the Option Plan provides for authorizing the issuance of an additional 434,081 shares of common stock of the Company ("Common Stock") upon the exercise of stock options to be awarded to officers, directors, key employees and other persons providing services to the Company or any present or future parent or subsidiary of the Company from time to time. The approval of the Restricted Stock Plan provides for authorization to issue up to an additional 173,632 shares of Common Stock upon awards to personnel of experience and ability in key positions of responsibility with the Bank and its subsidiaries from time to time. At the present time, the Bank intends to acquire the Common Stock, to be awarded under the Restricted Stock Plan, through open-market purchases. The Restricted Stock Plan has the authority, however, to buy such Common Stock directly from the Company. Approval of the Option Plan and the Restricted Stock Plan may be deemed to have certain anti-takeover effects with regard to the Company. See "Proposal I - Approval of the Option Plan - Effect of Mergers, Change of Control and Other Adjustments, and -Possible Dilutive Effects of the Option Plan" and "Proposal II - Approval of the Restricted Stock Plan - Possible Dilutive Effects of Restricted Stock Plan."

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of

Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" Proposal I and "FOR" Proposal II at the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------

         Employees, officers, and directors of the Company have an interest in certain matters being presented for stockholder approval. Upon stockholder approval, employees, officers, and directors of the Company may be granted stock options and restricted stock awards pursuant to the Option Plan and the Restricted Stock Plan. The approval of the Option Plan and the Restricted Stock Plan are being presented as Proposal I and Proposal II, respectively. See "Voting Securities and Principal Holders Thereof" for information regarding the number of shares of Common Stock beneficially owned by executive officers and directors.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on June 5, 1998 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 6,227,641 shares of Common Stock issued and outstanding.

         The certificate of incorporation of the Company ("Certificate of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Certificate of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Certificate of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to matters being proposed for stockholder action as set forth in Proposal I and Proposal II, the proxy being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. An affirmative vote of the holders of a majority of the total votes eligible to be cast at the Meeting, in person or by proxy, is required to constitute stockholder approval for each of Proposals I and II. Broker Non-Votes and shares as to which the "ABSTAIN" box is selected on the proxy will have the effect of a vote against the matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                                                               Percent of Shares
                                                                      Amount and Nature of                       of Common Stock
Name and Address of Beneficial Owner                                  Beneficial Ownership                       Outstanding
------------------------------------                                  --------------------                       -----------
Guaranty Federal Savings Bank
Employee Stock Ownership Plan ("ESOP")
1341 West Battlefield
Springfield, Missouri 65807 (1)                                              344,454                              5.5%

All directors and officers of the Company as a group
(8 persons) (2)                                                              250,233                              4.0%

 -------------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Committee consisting of certain non-employee directors or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee.
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Excludes 344,454 shares held by the ESOP over which certain non-employee directors, who serve as trustees to the ESOP, exercise shared voting and investment power. Such individuals disclaim beneficial ownership with respect to such shares held by the ESOP. Includes 45,492 shares of Common Stock that may be acquired by executive officers through stock options.

         The following table sets forth the amount of Common Stock beneficially owned by each director and each named executive officer of the Company.

                                                                                         Common Stock Beneficially
                                                                                                 Owned (1)
                                                                                        --------------------------
Name of Individual                                     Title                              Shares                %
------------------                 -------------------------------------                ---------              ---
Jack L. Barham                     Chairman of the Board                                25,390(2)               *
James E. Haseltine                 President, CEO and Director                          58,493(3)               *
Wayne V. Barnes                    Director                                             44,376(2)               *
George L. Hall                     Director                                              7,651(2)               *
Ivy L. Rogers                      Director                                             12,618(2)               *
Gary G. Lipscomb                   Director                                             35,393(2)               *

--------------------
*    Less than 1%.
(1) Beneficial ownership as of June 5, 1998. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(2) Excludes 344,454 shares of Common Stock held under the ESOP for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP

                                         (footnotes continued on following page)
     participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed Directors Barham, Barnes, Hall, Rogers and Lipscomb, to serve on the ESOP Committee and to serve as ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the Board or the ESOP Committee. As of the Record Date, no shares have been allocated under the ESOP to participant accounts.

(3) Includes 18,462 shares of Common Stock that may be acquired through stock options.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Each member of the Board of Directors received a yearly fee of $9,000, payable monthly. Directors do not receive fees for attendance at committee meetings. During the year ended June 30, 1997, Directors Barham, Barnes, Hall, Rogers and Lipscomb each received 1,945 shares of restricted Bank stock. Pursuant to the Conversion, each share of restricted Bank stock was exchanged for 1.931 shares of restricted Common Stock.

         Directors are expected to receive awards of stock options and restricted stock under the Option Plan and the Restricted Stock Plan upon stockholder approval of these plans. See "Proposal I -- Approval of the Option Plan" and "Proposal II -- Approval of the Restricted Stock Plan" herein.

Executive Compensation

         The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No executive officer of either the Bank or the Company had a salary and bonus during the fiscal years ended June 30, 1997 or 1996 that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

                                                    Annual Compensation                Long Term Compensation
                                    --------------------------------------------------------------------------
                                                                                             Awards
                                                                                     -------------------------
                        Fiscal
                        Year                                                          Restricted    Securities
Name and                Ended                                       Other Annual           Stock    Underlying        All Other
Principal Position      June 30,          Salary        Bonus      Compensation(1)   Award(s)(2)       Options     Compensation(3)
------------------      --------          ------        -----      ---------------   -----------       -------     ---------------

James E. Haseltine      1997                $96,250       $6,510        $11,329             0             0           $11,380
President & CEO         1996                 87,228        7,681         11,159       $34,859         9,561           12,963
                        1995                 73,300        7,205         12,074             0             0           10,817

-------------------------
(1) Includes Directors' fees of $9,000 for the year ended June 30, 1997, $8,000 for the year ended June 30, 1996, and $7,000 for the year ended June 30, 1995, in addition to an automobile allowance.
(2) The Bank granted Mr. Haseltine 3,169 restricted shares during the fiscal year ended June 30, 1996. As of the date awarded, the restricted shares were valued at $11.00. The first installment vested on October 18, 1996 and such shares continue to vest at a rate of 20% per year. Dividends are paid on restricted stock after awards vest. As of June 30, 1997, Mr. Haseltine had 2,535 shares of restricted stock, which had a value of $42,461 (based on the closing price of $16.75 on June 30, 1997). Pursuant to the Conversion, the restricted shares of Bank stock granted to Mr. Haseltine were exchanged for 1.931 shares of restricted Common Stock.
(3)      Represents the Bank's accruals pursuant to the pension plan.

               AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR END
                             OPTION/SAR VALUE TABLE

              Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
              ---------------------------------------------------------------------------------
                                                                               Number of
                                                                         Securities Underlying           Value of Unexercised
                                                                          Unexercised Options            In-The-Money Options
                                                                       at FY-End 6/30/97 (#) (1)       at FY-End 6/30/97 ($)(1)
                      Shares Acquired
Name                  on Exercise (#)        Value Realized($)(1)      Exercisable/Unexercisable       Exercisable/Unexercisable
----                  ---------------        --------------------      -------------------------       -------------------------
James E. Haseltine           --                       --                      1,912/7,649                    9,809/39,239


------------------
(1) Market value of the underlying securities based upon a June 30, 1997 closing Bank stock price of $16.75, minus the exercise price of $11.62 per share. The number of securities underlying options reflect options to purchase Bank common stock as of June 30, 1997. As part of the Conversion, options previously granted to Mr. Haseltine were modified, whereby an option to purchase a share of the Bank's common stock was modified to reflect an option to purchase 1.931 shares of Common Stock.

Employment Agreements

         The Bank has entered into employment agreements with James E. Haseltine, President and Chief Executive Officer and other executive officers of the Bank. Mr. Haseltine's employment agreement covers a term of two years. The agreements will be terminable by the Bank for "just cause" as defined in the agreements. If the Bank terminates the employee without just cause, the employee will be entitled to a continuation of the employee's salary from the date of termination through the remaining term of the agreement. Mr. Haseltine's employment agreement contains a provision stating that in the event of the termination of employment in connection with any future change in control of the Bank, as defined in the agreement, Mr. Haseltine will be paid in a lump sum an amount equal to 1.99 times Mr. Haseltine's five year average annual taxable compensation. In addition, the Bank entered into employment agreements with eight other officers, which will provide a severance payment upon termination without just cause in the event of a change in control, as defined in the agreements. The agreements may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion.

Pension Plan

         During the fiscal year ended June 30, 1997, the Bank participated in a multiemployer defined benefit plan ("Pension Plan"). The Pension Plan was terminated as of December 12, 1997. Employees who have one year of service and who have reached age 21 were eligible to participate in the Pension Plan. Employees are entitled to a normal retirement benefit at age 65 equal to 2% times years of benefit service times the average annual salary (as defined) for the five consecutive years of highest salary during benefit service, with annual 1% adjustments for retirees who attain age 66 and older. The Pension Plan provides for early retirement benefits (commencing as early as age 45), disability retirement benefits and death benefits. Contributions were determined using actuarial assumptions. The Bank made all the contributions to the Pension Plan. Benefits received pursuant to the Pension Plan are not subject to any deduction for social security or other offset amounts.

         Due to changes enacted under the Tax Reform Act of 1986, qualified pension plans require benefit accruals for any active employee working beyond age 65 with respect to service completed on or after July 1, 1988. As a result, the Bank accrued an unfunded liability of $87,005, $139,843 and $192,681 as of June 30, 1997, 1996 and 1995, respectively, to provide for prior service credit to its eligible employees. Pension expense was $128,785, $156,013, and $173,889, for the years ended June 30, 1997, 1996 and 1995, respectively.

         The following table illustrates annual pension benefits at age 65 under the Pension Plan at various levels of compensation and years of service, assuming 100% vesting of benefits. All retirement benefits illustrated in the table below are without regard to any Social Security benefits to which a participant might be entitled. Mr. Haseltine has 14 years of service under the plan.

                                  Years of Service
              ------------------------------------------------------------------
    5 Year
    Average
    Salary      5         10       15       20        25        30       35
------------  ------   -------   ------   ------   -------   -------   -------

   $20,000    $2,000    $4,000   $6,000   $8,000   $10,000   $12,000   $14,000

    40,000     4,000     8,000   12,000   16,000    20,000    24,000    28,000

    60,000     6,000    12,000   18,000   24,000    30,000    36,000    42,000

    80,000     8,000    16,000   24,000   32,000    40,000    48,000    56,000

   100,000    10,000    20,000   30,000   40,000    50,000    60,000    70,000

   125,000    12,500    25,000   37,500   50,000    62,500    75,000    87,500


Option Plan

         The Board of Directors of the Company has adopted the Option Plan for the benefit of its directors, officers, and key employees. The Option Plan is subject to stockholder approval. See "Proposal I -- Approval of the Option Plan" for a summary of the Option Plan. The Option Plan is included as Exhibit A.

Restricted Stock Plan

         The Board of Directors of the Company has adopted a restricted stock program for the benefit of personnel of experience and ability in key positions of responsibility with the Bank. The Restricted Stock Plan is subject to stockholder approval. See "Proposal II -- Approval of the Restricted Stock Plan" for a summary of the Restricted Stock Plan. The Restricted Stock Plan is included as Exhibit B.

--------------------------------------------------------------------------------
                    PROPOSAL I - APPROVAL OF THE OPTION PLAN
--------------------------------------------------------------------------------

General

         The Company's Board of Directors has adopted the Option Plan. The Option Plan is subject to approval by the Company's stockholders. Pursuant to the Option Plan, up to 434,081 shares of Common Stock equal to 10% of the total Common Stock previously issued in the Conversion are to be reserved under the Company's authorized but unissued shares for issuance by the Company upon exercise of stock options to be granted to officers, directors, key employees and other persons from time to time. The purpose of the Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, key employees and other persons to promote the success of the business of the Company and the Bank. The Option Plan, which shall become effective upon the date of approval of the Option Plan by the stockholders of the Company ("Effective Date"), provides for a term of ten years, after which time no awards may be made. The following summary of the material features of the Option Plan is qualified in its entirety by reference to the complete provisions of the Option Plan which is attached hereto as Exhibit A. Such Option Plan has been drafted to comply with regulations of the Office of Thrift Supervision ("OTS") applicable to stock benefit plans established or implemented within one year of the date of a mutual-to-stock conversion transaction.

         The Option Plan will be administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be deemed "Non- Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. The Option Committee may select the officers and employees to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Bank's financial performance and a comparison of awards given by other institutions that have converted from mutual to stock form. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

         Officers, directors, key employees and other persons who are designated by the Option Committee will be eligible to receive, at no cost to them, options under the Option Plan (the "Optionees"). Each option granted pursuant to the Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. It is anticipated that options granted under the Option Plan will constitute either Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code ("Code") and that do not normally result in tax deductions to the Company) or Non- Incentive Stock Options (options that do not afford recipients favorable tax treatment under Code Section 422). Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options.

         Shares issuable under the Option Plan may be from authorized but unissued shares, treasury shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Option Plan shall continue in effect for a term of ten years from the Effective Date.

Stock Options

         The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

         The exercise price for the purchase of Common Stock subject to an Option may not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock covered by the Option on the date of grant of such Option. For purposes of determining the Fair Market Value of the Common

Stock, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the exercise price per share of the Option shall be not less than the mean between the last bid and ask price on the date the Option is granted or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the exercise price per share shall be determined in good faith by the Option Committee. If the Common Stock is listed on a national securities exchange at the time of the granting of an the Option, then the exercise price per share of the Option shall be not less than the average of the highest and lowest selling price of the Common Stock on such exchange on the date such Option is granted or, if there were no sales on said date, then the exercise price shall be not less than the mean between the last bid and ask price on such date. If an officer or employee owns Common Stock representing more than ten percent of the outstanding Common Stock at the time an Incentive Stock Option is granted, then the exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted. No more than $100,000 of Incentive Stock Options can become exercisable for the first time in any one year for any one person. The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the Option Plan or the requirements for qualification as an Incentive Stock Option, if such Option is intended to qualify as an incentive stock option.

         No shares of Common Stock shall be issued upon the exercise of an Option until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such Optionee. Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the 1934 Act, and regulations promulgated thereunder.

         The Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, and shall not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the Option Plan.

Awards Under the Option Plan

         The Board or the Option Committee shall from time to time determine the officers, Directors, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to any Participant under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of shares of Common Stock subject to Options to be granted to each such Participant, the Board or the Option Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as may be deemed relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards. In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan, and no more than 5% of total Plan shares may be awarded to any individual non-employee Director. In no event shall Shares subject to

Options granted to any Employee exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

         Pursuant to the terms of the Option Plan, Non-Incentive Stock Options to purchase up to 21,704 shares of Common Stock will be granted to each non-employee Director of the Company, as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Option Committee, and the exercise price shall be equal to the Fair Market Value of such Common Stock on the date of grant. Twenty percent of the Options granted to non-employee Directors on the Effective Date will be first exercisable commencing on the one year anniversary of stockholder approval of the Option Plan and 20% annually thereafter, during such period of service as a Director or a Director Emeritus. Such Options granted to non-employee Directors will remain exercisable for up to ten years from such date of grant. Upon the death or disability of a Director or Director Emeritus, such Options shall be deemed immediately 100% exercisable for their remaining term. All outstanding option awards shall become immediately exercisable in the event of a change in control of the Company or the Bank, provided such accelerated vesting is not inconsistent with applicable OTS regulations at the time of such change in control. Subject to vesting requirements, if applicable, except in the event of death or disability of the Optionee, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

         The table below presents information related to stock option awards anticipated to be awarded upon stockholder approval of the Option Plan.

                                                 NEW PLAN BENEFIT
                                                    OPTION PLAN
                                                    -----------
                                                                                  Number of Options
Name and Position                                            Dollar Value(1)      to be Granted
-----------------                                            ---------------      -------------
Jack L. Barham, Chairman of the Board.................            N/A                  21,704
James E. Haseltine, President, CEO and
  Director............................................            N/A                  38,481
William B. Williams, Executive Vice
  President and COO...................................            N/A                  32,639
Dana Elwell, Vice President...........................            N/A                  25,205
Bruce Winston, Vice President and CFO.................            N/A                  24,480
Wayne V. Barnes, Director.............................            N/A                  21,704
George L. Hall, Director..............................            N/A                  21,704
Ivy L. Rogers, Director...............................            N/A                  21,704
Gary G. Lipscomb, Director............................            N/A                  21,704
Executive Officer Group (3 persons)...................            N/A                  95,600
Non-Executive Officer Director Group
  (5 persons).........................................            N/A                 108,520
Non-Executive Officer Employee Group
  (25 persons) .......................................            N/A                 198,257

--------------------
(1) The exercise price of such Options shall be equal to the Fair Market Value of the Common Stock on the date of stockholder approval of the Option Plan. Accordingly, the dollar value of the options was not determinable at the time of mailing this proxy statement. On June 5, 1998, the last reported sale price of the Common Stock was $12.9375 per share.

Effect of Mergers, Change of Control and Other Adjustments

         Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of such Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

         The Option Committee will at all times have the power to accelerate the exercise date of all Options granted under the Option Plan. In the case of a Change in Control of the Company as determined by the Option Committee, all outstanding options shall become immediately exercisable. A Change in Control is defined to include (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company as otherwise defined or determined by the OTS or its regulations; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the 1934 Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a pubic offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax qualified employee stock benefit plan which is exempt from the approval requirements set forth under 12 C.F.R.
ss.574.3(c)(1)(vi).

         In the event of a Change in Control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control: (i) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the

Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

         The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following the exercise of Options. The power of the Option Committee to make adjustments in connection with the Option Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Option Plan to operate in changed circumstances, to adjust the Option Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Common Stock, and to possibly decrease the number of Options available to new management of the Company.

         Although  the  Option  Plan  may  have  an  anti-takeover  effect,  the
Company's Board of Directors did not adopt the Option Plan specifically for anti-takeover purposes. The Option Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company's Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such Options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock in accordance with the Company's Certificate of Incorporation.

Amendment and Termination of the Option Plan

         The Board of Directors may alter, suspend or discontinue the Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the Option Plan, materially increase the benefits accruing to Optionees under the Option Plan or materially modify the requirements for eligibility for participation in the Option Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

         Pursuant to regulations of the OTS applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the Option Plan contains certain restrictions and limitations, including among others, provisions requiring the vesting of options granted to occur no more rapidly than ratably over a five year period and the resultant prohibition against accelerated vesting of option grants upon the occurrence of an event other than the death or disability of the option holder. The Option Plan, as adopted, further provides that awards shall vest immediately upon a Change in Control. Recent OTS interpretive letters permit stock benefit plans to authorize such accelerated vesting upon a Change in Control, provided that stockholder ratification of such provision is obtained more than one year following the completion of the mutual-to-stock conversion. The Board of Directors intends to seek stockholder ratification of such applicable provisions related to accelerated vesting of awards upon a Change in Control at a later date if required by applicable OTS practices. The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of Options as permitted by the Option Plan, however, the Board has determined that the implementation of such plan provisions is in the best interests of the stockholders of the Company.

Possible Dilutive Effects of the Option Plan

         The Common Stock to be issued upon the exercise of Options awarded under the Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 434,081, shares of Common Stock), then the dilutive effect to current stockholders would be approximately 7%.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the Option Plan will have the following consequences:

          1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.
          2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.
          3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.
          4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.
          5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the Option Plan to satisfy the performance-based requirements of Section 162(m) of the Code so that the Company's deduction for compensation related to the exercise of Options will not be subject to limitation by Section 162(m) of the Code.

Accounting Treatment

         The Company expects to use the "intrinsic value based method" as prescribed by APB Opinion 25. Accordingly, neither the grant nor the exercise of an Option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. Common Stock issuable pursuant to outstanding Options which are exercisable under the Option Plan will be considered outstanding for purposes of calculating earnings per share on a fully diluted basis.

Stockholder Approval

         Stockholder approval of the Option Plan is being sought in accordance with regulations of the OTS. Additional purposes of requesting stockholder approval of the Option Plan are to qualify the Option Plan for the granting of Incentive Stock Options in accordance with the Code, to enable Optionees to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the 1934 Act, and to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Code. An affirmative vote of the holders of a majority of the total votes eligible to be cast at the Meeting is required to constitute stockholder approval of this Proposal I.

             THE OTS IN NO WAY ENDORSES OR APPROVES THE OPTION PLAN.

         A VOTE IN FAVOR OF THE OPTION PLAN ALSO AUTHORIZES THE BOARD OF DIRECTORS TO AMEND THE OPTION PLAN TO COMPLY WITH ANY FUTURE OTS INTERPRETATIONS UNDER APPLICABLE REGULATIONS, PROVIDED ANY SUCH AMENDMENTS DO NOT HAVE A MATERIAL ADVERSE EFFECT ON THE COMPANY'S STOCKHOLDERS AS A GROUP.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE THE OPTION PLAN.

--------------------------------------------------------------------------------
               PROPOSAL II - APPROVAL OF THE RESTRICTED STOCK PLAN
--------------------------------------------------------------------------------

General

         The Board of Directors of the Company has adopted the Restricted Stock Plan as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Bank. The Bank will contribute sufficient funds to the Restricted Stock Plan to purchase Common Stock representing up to 4% of the aggregate number of shares issued in the
Conversion (i.e., 173,632 shares of Common Stock) in the open market. Alternatively, the Restricted Stock Plan may purchase authorized but unissued shares of Common Stock or treasury shares from the Company. All of the Common Stock to be purchased by the Restricted Stock Plan will be purchased at the Fair Market Value of such stock on the date of purchase. Awards under the Restricted Stock Plan will be made in recognition of expected future services to the Bank by its directors, officers and key employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive. The following is a summary of the material features of the Restricted Stock Plan which is qualified in its entirety by reference to the complete provisions of the Restricted Stock Plan which is attached hereto as Exhibit B. Such Restricted Stock Plan has been drafted to comply with regulations of the OTS applicable to stock benefit plans implemented within one year of the date of a mutual-to-stock conversion transaction.

Awards Under the Restricted Stock Plan

         Benefits under the Restricted Stock Plan ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than two directors who are not employees of the Bank or the Company (the "Restricted Stock Plan Committee") appointed by the Bank's Board of Directors. The
Restricted Stock Plan is managed by trustees (the "Restricted Stock Plan Trustees") who are non-employee directors of the Bank or the Company and who have the responsibility to invest all funds contributed by the Bank to the trust created for the Restricted Stock Plan (the "Restricted Stock Plan Trust"). Unless the terms of the Restricted Stock Plan or the Restricted Stock Plan Committee specifies otherwise, awards under the Restricted Stock Plan will be in the form of restricted stock payable as the

Plan Share Awards shall be earned and non-forfeitable. Twenty percent (20%) of such awards shall be earned and non-forfeitable on the one year anniversary of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, Director or Director Emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date such applicable Plan Share Awards are earned. Any shares held by the Restricted Stock Plan Trust which are not yet earned shall be voted by the Restricted Stock Plan Trustees, as directed by the Restricted Stock Plan Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability, or a change in control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability, or a change in control of the Company or the Bank (provided that such accelerated vesting is not inconsistent with applicable regulations of the OTS at the time of such change in control), all restrictions expire and all shares allocated shall become unrestricted. Awards of restricted stock to directors shall be immediately non-forfeitable in the event of the death or disability of such director, or a change in control of the Company or the Bank and distributed as soon as practicable thereafter. The Board of Directors can terminate the Restricted Stock Plan at any time, and if it does so, any shares not allocated will revert to the Company.

         Plan Share Awards under the Restricted Stock Plan will be determined by the Restricted Stock Plan Committee. In no event shall any Employee receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan. Plan Share Awards may be granted to newly elected or appointed non-employee Directors of the Bank subsequent to the effective date (as defined in the Restricted Stock Plan) provided that the Plan Share Awards made to non-employee directors shall not exceed 30% of total Plan Share Reserve in the aggregate under the Plan or 5% of the total Plan Share Reserve to any individual non-employee Director.

         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date (as defined in the Restricted Stock Plan) of the Restricted Stock Plan resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         The following table presents information related to the anticipated award of Common Stock under the Restricted Stock Plan as authorized pursuant to the terms of the Restricted Stock Plan or the anticipated actions of the Restricted Stock Plan Committee.

                                                   NEW PLAN BENEFITS
                                                 RESTRICTED STOCK PLAN
                                                 ---------------------

Name and Position                                 Dollar Value ($)(1)            Number of Shares (2)(3)
-----------------                                 -------------------            -----------------------

Jack L. Barham, Chairman of the Board..........      $112,323                            8,682
James E. Haseltine, President, CEO &
  Director.....................................       271,468                           20,983
William B. Williams, Executive Vice
  President & COO..............................       230,262                           17,798
Dana Elwell, Vice President....................       177,813                           13,744
Bruce Winston, Vice President & CFO............       172,690                           13,348
Thomas Howard, Vice President..................       140,708                           10,876
Jerry F. Graham, Vice President................       131,756                           10,184
Carla J. Green, Vice President.................       129,194                            9,986
Dwight Cruzan, Vice President..................       127,926                            9,888
Kevin Bell, Vice President.....................       113,850                            8,800
Wayne V. Barnes, Director......................       112,323                            8,682
George L. Hall, Director.......................       112,323                            8,682
Ivy L. Rogers, Director .......................       112,323                            8,682
Gary G. Lipscomb, Director ....................       112,323                            8,682
Executive Officer Group (3 persons)............       674,419                           52,129
Non-Executive Officer Director
  Group (5 persons)............................       561,617                           43,410
Non-Executive Officer Employee
  Group (7 persons)............................       898,005                           69,411


-------------
(1) These values are based on the last reported sale price for the Common Stock on June 5, 1998, which was $12.9375 per share. The exact dollar value of the Common Stock granted will equal the market price of the Common Stock on the date of vesting of such awards. Accordingly, the exact dollar value is not presently determinable.
(2) All Plan Share Awards presented herein shall be earned at the rate of 20% one year after the date of grant and 20% annually thereafter. All awards shall become immediately 100% vested upon death, disability, or termination of service following a change in control (as defined in the Restricted Stock Plan).
(3) Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.

Amendment and Termination of the Restricted Stock Plan

         The Board may amend or terminate the Restricted Stock Plan at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the Restricted Stock Plan, except for adjustments in the Common Stock of the Company, materially increase the benefits accruing to Participants under the Restricted Stock Plan or materially modify the requirements for eligibility for participation in the Restricted Stock Plan unless such action of the Board shall be subject to ratification by the stockholders of the Company.

         Pursuant to regulations of the OTS applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the Restricted Stock Plan contains certain restrictions and limitations, including among others, provisions requiring the vesting of awards granted to occur no more rapidly than ratably over a five year period and the resultant prohibition against accelerated vesting of award grants upon the occurrence of an event other than the death or disability of the option holder. The Restricted Stock Plan, as adopted, further provides that awards shall vest immediately upon a Change in Control. Recent OTS interpretive letters authorize stock benefit plans to permit such accelerated vesting upon a Change in Control, provided that stockholder ratification of such provision is obtained more than one year following the completion of the mutual-to-stock conversion. The Board of Directors intends to seek stockholder ratification of such applicable provisions related to accelerated vesting of awards upon a Change in Control at a later date if required by applicable OTS practices. The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of Awards as permitted by the Restricted Stock Plan, however, the Board has determined that the implementation of such plan provisions is in the best interests of the stockholders of the Company, as well as the officers, directors and employees of the Company.

Possible Dilutive Effects of Restricted Stock Plan

         The Restricted Stock Plan provides that Common Stock to be awarded may be acquired by the Restricted Stock Plan through open-market purchases or from authorized but unissued shares of Common Stock from the Company. In that stockholders do not have preemptive rights, to the extent that the Company utilizes authorized but unissued shares to fund Restricted Stock Plan awards, the interests of current stockholders will be diluted. If all Plan Share Awards are funded with newly issued shares, the dilutive effect to existing stockholders would be approximately 2.8%. It is the Company's present intention to fund the Restricted Stock Plan through open-market purchases of Common Stock.

Federal Income Tax Consequences

         Common Stock awarded under the Restricted Stock Plan is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the Fair Market Value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to
Section 83(b) of the Code to elect to include in gross income for the current taxable year the Fair Market Value of such award. The Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the Restricted Stock Plan Trust in order to meet any necessary tax withholding obligations.

Accounting Treatment

         For accounting purposes, the Company will recognize compensation expense in the amount of the Fair Market Value of the Common Stock subject to Plan Share Awards at the grant date pro rata over the period of years during which the awards are earned.

Stockholder Approval

         The Company is submitting the Restricted Stock Plan to stockholders for approval in accordance with regulations of the OTS. The Restricted Stock Plan and awards made thereunder will not be effective until receipt of stockholder approval of Proposal II. Additionally, stockholder approval of the Restricted Stock Plan will enable recipients of Plan Share Awards to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the 1934 Act. The affirmative vote of holders of a majority of the total votes eligible to be cast at the Meeting is required to constitute stockholder approval of this Proposal II.

         THE OTS IN NO WAY ENDORSES OR APPROVES THE RESTRICTED STOCK PLAN.

         A VOTE IN FAVOR OF THE RESTRICTED STOCK PLAN ALSO AUTHORIZES THE BOARD OF DIRECTORS TO AMEND THE RESTRICTED STOCK PLAN TO COMPLY WITH ANY FUTURE OTS INTERPRETATIONS UNDER APPLICABLE REGULATIONS, PROVIDED SUCH AMENDMENTS DO NOT HAVE A MATERIAL ADVERSE EFFECT ON THE COMPANY'S STOCKHOLDERS AS A GROUP.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE RESTRICTED STOCK PLAN.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Certain Related Transactions

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for the Annual Meeting of Stockholders for the fiscal year ending June 30, 1998, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 1341 West Battlefield, Springfield, Missouri 65807, in accordance with 17 C.F.R. ss.240.14a-8 of the Rules and Regulations under the 1934 Act. Any such proposals shall be subject to the requirements of Rule 14a-8 under the 1934 Act.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company may retain the assistance of a third party to aid in the solicitation of proxies at a cost which is not anticipated to exceed $4,000 plus reimbursement of certain incurred expenses; however, actual expenses may exceed estimated costs.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/E. Lorene Thomas
                                              ----------------------------------
                                              E. Lorene Thomas
                                              Secretary

Springfield, Missouri
June 16, 1998

--------------------------------------------------------------------------------
                        GUARANTY FEDERAL BANCSHARES, INC.
                              1341 WEST BATTLEFIELD
                           SPRINGFIELD, MISSOURI 65807
--------------------------------------------------------------------------------
                         SPECIAL MEETING OF STOCKHOLDERS
                                  July 22, 1998
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Guaranty Federal Bancshares, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Meeting"), to be held at the Company's corporate office at 1341 West Battlefield, Springfield, Missouri, on Wednesday, July 22, 1998, at 5:00 p.m., local time, and at any and all adjournments thereof, in the following manner:


                                             FOR        AGAINST          ABSTAIN
                                             ---        -------          -------
1.       The approval of the
         Guaranty Federal Bancshares, Inc.
         1998 Stock Option Plan.             |_|          |_|              |_|

2.       The approval of the
         Guaranty Federal Savings Bank
         Restricted Stock Plan.              |_|          |_|              |_|

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof. If necessary, the Meeting will be adjourned to solicit additional proxies with respect to approval of the Guaranty Federal Bancshares, Inc. 1998 Stock Option Plan and the Guaranty Federal Savings Bank Restricted Stock Plan.

         The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of the stockholder's decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and a Proxy Statement dated June 16, 1998.



Dated:
       ----------------------


---------------------------------   --------------------------------------------
PRINT NAME OF STOCKHOLDER           PRINT NAME OF STOCKHOLDER


---------------------------------   --------------------------------------------
SIGNATURE OF STOCKHOLDER            SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------